Note 13 - Share Capital	12 Months Ended
Jan. 31, 2015
Share Capital [Abstract]
Share Capital [Text Block]
Note 13 - Share Capital

On July 2, 2014, we completed a public offering of common shares in the United States and Canada at a price of $13.50 per common share pursuant to the short-form base shelf prospectus and related prospectus supplement filed in connection with the offering. The total offering of 10,925,000 common shares included the exercise in full by the underwriters of the 15% over-allotment option, for aggregate gross proceeds to Descartes of $147.5 million. Net proceeds to Descartes were approximately $142.1 million once expenses associated with the offering were deducted inclusive of the related deferred tax benefit on share issuance costs.

Cash flows provided from stock options and share units exercised during 2015, 2014 and 2013 was approximately $0.9 million, $3.6 million and $0.7 million, respectively.

We are authorized to issue an unlimited number of our common shares, without par value, for unlimited consideration. Our common shares are not redeemable or convertible.

(thousands of shares)	January 31, 2015	January 31, 2014	January 31, 2013
Balance, beginning of year	63,661	62,654	62,433
Shares issued:
Stock options and share units exercised	478	1,007	221
Issuance of common shares	10,925	-	-
Acquisitions (Note 3)	416	-	-
Balance, end of year	75,480	63,661	62,654